SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2006

AVICI SYSTEMS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation or organization)

000-30865	02-0493372
(Commission file number)	(I.R.S. employer identification no.)

101 Billerica Avenue, North Billerica, MA 01862

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (978) 964-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On October 3, 2006, Avici Systems Inc. (“Avici”) entered into a Resolution Agreement (the “Agreement”) with Alcatel Teletas Telekomunikasyon Endustri A.S. (“Alcatel”) pursuant to which the parties agreed to terminate the Supply Agreement between Avici and Alcatel dated October 25, 2005.

Pursuant to the terms of the Agreement, there will be a transition period during which Avici and Alcatel will unwind the financial arrangements between the parties and decommission the routing equipment provided by Avici under the Supply Agreement. Avici will continue to provide technical support to Alcatel during this transition period.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVICI SYSTEMS INC.

Date: October 6, 2006

	By:	/s/ William J. Stuart
William J. Stuart,
Senior Vice President and Chief Financial Officer